SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                          ---------------------

                              FORM 8-K12G3

                          ---------------------


                              CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 21, 2001

                             Zeballos Mining Company

            (Exact Name of Registrant as Specified in Its Charter)


                                    Nevada

                 (State or Other Jurisdiction of Incorporation)

                0-26709                                  52-215-1795
        -------------------------             ---------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


                206 - 3615 West 17th Avenue, Vancouver, BC   V6S 1A3
               ------------------------------------------------------
               (Address of Principal Executive Offices)     (Zip Code)

                                  (604) 224-5674
               ------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)


                                  Not Applicable
               ------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


Pursuant to an Acquisition Agreement (the "Agreement") dated as of August 21, 2001, between us Zeballos Mining Company, a Nevada Corporation ("Zeballos" or the "Company") and Y3K, Inc., a Washington corporation ("Y3K"), Zeballos has agreed to acquire all of the issued and outstanding shares of Y3K from the owners of all the outstanding shares of common stock of Y3K in exchange for 13,100,000 shares of restricted common stock of Zeballos. By virtue of the Agreement, Y3K will become a wholly-owned subsidiary of Zeballos.

The Agreement was adopted by the unanimous consent of the board of directors of both Zeballos and Y3K. Completion of the acquisition is subject to Y3K obtaining the consent of its shareholders to the transaction, which consent has been obtained.

Prior to the Agreement, Y3K had 14,326,830 shares of common stock and 5,291,582 shares of preferred stock outstanding which shares will be exchanged for 13,100,000 shares of restricted common stock of Zeballos. Upon closing of the Agreement, Zeballos will acquire 100% of the issued and outstanding common stock of Y3K.

The Agreement provides that Christopher Paterson, the sole director and officer of Zeballos shall continue to act in the same capacities until closing. At closing, the Agreement provides that James Stephens, Stanley Stone and Shannon Smith will be appointed as directors of the Company. See "Management" below.

No other subsequent changes in the officers, directors and five percent shareholders of the Company are presently known. The following table sets forth information regarding the beneficial ownership of the Company's shares of the common stock, the only class of shares previously issued by the Company, at August 31, 2001 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of common stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of the Agreement. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.


                 NAME OF              SHARES OF
TITLE OF CLASS   BENEFICIAL OWNER     COMMON STOCK     PERCENT OF CLASS
-----------------------------------------------------------------------

Common          E. Del Thachuk          6,312,500              22.8%

Common          James Bruce             6,312,500              22.8%

Common          Chris Paterson             50,000               0.2%

Common          James Stephens               None               0.0%

Common          Stanley Stone                None               0.0%

Common          Shannon Smith                None               0.0%

DIRECTORS AND                              50,000               0.2%
OFFICERS AS A
GROUP


As of August 31, 2001, the Company has 27,688,500 shares of common stock issued and outstanding. Pursuant to the Agreement, the Company will issue an additional 13,100,000 shares of restricted common stock to the shareholders of Y3K. At closing, a total of 12,625,000 issued shares of restricted stock in the capital of the Company registered in the names of E. Del Thachuk and James Bruce will be cancelled by consent.

Of the 13,100,000 shares to be issued to the Y3K shareholders, James Stephens will receive 834,724 shares and Stanley Stone will receive 1,335,559 shares. Another shareholder of Y3K, Mr. Jeff Haberman, will receive 2,003,339 shares.

The following is a biographical summary of the present and intended directors and officers of the Company:

CHRIS PATERSON, age 35, has served as director of business development for CARSweb.com since March 2000. From June 1997 to February 2000, he was employed as a digital color specialist with Ikon Office Solutions at its Vancouver, British Columbia location. As well, from September 1994 to June 1997, he acted as financial/commercial account executive with Honeywell, Ltd., a manufacturer of security systems and civil and military avionics and aerospace products.

SHANNON JAMES SMITH, age 30, has acted as the chairman of the board of directors of Y3K since July 2001. He is responsible for Y3K's overall business strategy, short and long term financial goals, corporate alliances and partnerships and talent recruitment. From 1996 until he accepted a position with Y3K, Mr. Smith founded, developed and acted as chief executive officer of Market Matrix, Inc., a private company involved in the development and marketing of software which permits Internet servers to store customer data and perform secure transactions. Mr. Smith currently serves as the chairman of the Seattle ColdFusion User Group, which he founded in 1998.

Mr. Smith earned a Masters in Business Administration in innovation, strategy and information technology from the Theseus Institute in France in 1995 and completed his bachelor of arts in business administration with a concentration in information systems and international business from the University of Washington in 1994.

STANLEY STONE, age 68, is a co-founder and director of Y3K. Mr. Stone, who previously acted as chief executive officer and chairman of the board of directors of Y3K, is responsible for managing all legal aspects of Y3K.

Mr. Stone graduated from the University of Washington law school in 1962. He has served as the deputy prosecutor for King County, municipal court judge for the cities of Renton and Enumclaw, Washington, commissioner for the King County Superior Court in Seattle and as a judge pro tem. Mr. Stone has a private law practice limited to real estate, corporate law, water utilities and municipal corporations. He is a member of the Washington State Bar and has been authorized to practice before the United States Supreme Court.

Mr. Stone has served as co-founder, president and a director of PYR Systems, Inc., a private fiber optic company. He has also acted a president and chairman of the board of directors of Environmetrics Corporation, a private company involved in waste management.

JAMES STEPHENS, 36, a co-founder of Y3K, is responsible for Y3K's management and support of all account executives and value added resellers, sales and sales assistance and new product development. Prior to his involvement with Y3K, Mr. Stephens was employed as a digital controls specialist for The Boeing Company for 16 years. His duties included customer support, engineering, installation, maintenance and troubleshooting. Mr. Stephens majored in Industrial Systems Engineering at the Universal Technical Institute in Phoenix, Arizona.

Chris Paterson has agreed to resign from the Company's board of directors upon completion of its acquisition of all of the issued and outstanding shares of Y3K. Concurrently, the Agreement provides that Shannon Smith, Stanley Stone and James Stephens will be appointed as directors of the Company. These directors will serve until the next annual meeting of the shareholders of the Company in the year 2002. Directors will be elected for one year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, the Company will acquire 100% of the issued and outstanding shares of common stock of Y3K from all of its shareholders for 13,100,000 shares of $0.001 par value common stock of the Company. In evaluating the acquisition, Zeballos used criteria such as the value of Y3K's business relationships, goodwill, the Company's ability to compete in the mineral exploration industry, the Company's current and anticipated business operations. No material relationship exists between the selling shareholders of Y3K or any of its affiliates, any director or officer, or any associate of any
such director or officer of Y3K and the Company.   The consideration exchanged
pursuant to the Agreement was negotiated between Y3K and the Company in an arm's-length transaction. The consideration that the Company has agreed to pay to the shareholders of Y3K was derived from the Company's treasury stock. The parties determined the amount of consideration by negotiation without a specific method for the valuation being used.

FORMATION

Y3K was organized as a Washington corporation on April 28, 1999. Y3K is a technology company involved in producing, marketing and licensing enterprise communications and commerce software to telecommunications companies, banks and governmental agencies. As a result of the transaction described herein, Y3K will become a wholly-owned subsidiary of the Company.

BUSINESS
--------

Y3K owns a 100% interest in FusionPak , a suite of wireless enterprise business software designed for the telecommunications, banking and government sectors.

MARKET

From a global perspective, Internet commerce and communication has only just begun. According to International Data Corporation, the Internet commerce industry is expected to grow from $200 billion in 2000 to $2.5 trillion in 2004. One-fifth of this $2.5 trillion will be conducted over wireless phones and handheld devices.

International Data Corporation also predicts that the e-business application market will grow into a $13.2 billion market by 2003, and the corporate instant messaging market will grow from 5.5 million users worldwide in 2000 to 180 million in 2004. According to ZDNet, 36% of Fortune 1000 companies are already using instant messaging.

PRODUCTS

FusionPak 3.0 - Enterprise Business Suite

FusionPak 3.0 is composed of integrated software modules that allow for instant communication, content management, electronic commerce and collaboration. The software allows Internet and traditional businesses to keep track of large amounts of data which a user may input from time to time using a personal computer. In addition, FusionPak software allows Internet businesses to update information contained on their websites by inputting information into fields contained in the software. For example, an Internet company with a website catalogue of its products may use FusionPak software to quickly update prices or change product descriptions by simply typing the proposed text modifications. When saved by the user, these modifications are automatically made to the business's website.

Based on Macromedia's widely supported ColdFusion platform, FusionPak can run on all major operating systems including Windows NT, UNIX, LINUX and Sun Solaris. FusionPak also supports leading industry-standard database servers such as Microsoft SQL Server, Informix and Oracle.

One of the advantages of the FusionPak software is that it allows customers to update old databases they may have which were created in older computer languages. FusionPak software translates and updates such information and then allows the user to modify or add to this data.

FusionPak also allows businesses to quickly create and customize their own websites for showcasing their products and services. An integral element of FusionPak is the ability to easily administer the system with little technical experience.

The FusionPak Enterprise Business Suite includes the following:

Instant Communication System  (ICS) module

The Instant Communication System enables companies and their customers to communicate through an Internet based real-time instant messaging system. Multiple users may simultaneously communicate by typing messages to each other via their personal computers. All such messages are displayed on each participant's computer monitor so that they may read these messages and respond. As well, users may save transcripts of these communications to any desired Word document. Unlike other real-time instant messaging systems in existence, which are conducted over the Internet and are vulnerable to computer hackers, Y3K's ICS module is secure. Communications using the ICS occur behind Y3K's firewall, a system designed to prevent unauthorized access to or from a private computer network. Thus, users are afforded the same security as people involved in a telephone conversation. ICS also delivers simplified document transfer and delivery and web page content to a recipient's computer.

FusionPak Integration Suite

The FusionPak Integration Suite, consisting of the CommerceManager module, the MarketPortal module and the AffiliateTracker module, allows businesses to establish websites where they can sell their products and services using credit card processing technology. The software also allows web developers and graphic designers to rapidly construct highly secure and commerce websites. The FusionPak Integration Suite has a number of pre-developed professionally designed templates for customers to choose from to design a website or to match an existing one. If a company has created its own graphics and wishes to incorporate FusionPak's transaction engine and management features into its website, it may do so as well.

More than just a development tool, FusionPak enables the non-technical business manager to manage products, product descriptions, images, inventory, pricing and shipping through a hosted easy-to-use web-based administration system.
FusionPak lets non-programmers delete or add new products to its website through a web-based store administration tool.

FusionPak software also allows a business to track sales information and credits or commissions payable to affiliate companies. It also manages online shopping catalogs with personalized frequent shopper accounts.

Y3K's primary revenue model consists of a global value added reseller network where our products are distributed as packages with telecommunication and financial services. Y3K currently licenses FusionPak at 3 different levels:

  * Master Reseller Licenses - $150,000 per module / $495,000 for the entire software package
  * Enterprise Server Licenses - $85,000 per module / $255,000 for the entire software package
  * Use Licenses - $10,000 per store, portal or affiliate network; $60.00 per user per year

Employees
---------

The Company and Y3K currently have no employees other than their directors and officers. The directors and officers, other than Mr. Stanley Stone, provide their services to the Company on a full-time basis. Mr. Stone provides his services to Y3K on a part-time basis. The Company has no agreement with its directors and officers regarding compensation for their services. The Company does not pay to its directors any compensation for each director serving as a director on the Company's Board of Directors.

MANAGEMENT COMPENSATION. The following table sets forth the annualized base salary for our most recent fiscal year that indicates the compensation for our officers and directors exceeding $100,000 on an annualized basis. We reimburse our officers and directors for any reasonable out-of-pocket expenses incurred on our behalf.

                           SUMMARY COMPENSATION TABLE

                             LONG-TERM COMPENSATION
                             ----------------------

                        ANNUAL  COMPENSATION      RESTRICTED       SECURITIES
NAME AND PRINCIPAL                                STOCK            UNDERLYING
POSITION                YEAR      SALARY ($)      AWARDS           OPTIONS
-------------------    --------  -----------     ------------    -------------

None

RISK FACTORS
------------

THE COMPANY HAS A LIMITED OPERATING HISTORY AND HAS NOT BEEN PROFITABLE.

Although the Company was founded in 1999, its business plan is presently being restructured and redeveloped. The Company intends to change its focus from mineral property exploration to computer software development and marketing.
The Company's and Y3K's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in early stages of development. Such risks include, but are not limited to, an evolving and unproven business model and the management of growth. To date, neither the Company nor Y3K have been profitable.

The Company has incurred losses in its business operations since inception, and the Company expects that it will continue to lose money for the foreseeable future despite its new business focus. The Company intends to devote substantial resources to the further development of Y3K's business. As a result, the Company will need to generate significant revenues to achieve and maintain profitability. The Company's business strategy may not be successful, and the Company cannot predict when, or if, it will become profitable. If the Company achieves profitability, it may not be able to sustain it.

THE COMPANY MAY NOT HAVE SUFFICIENT FINANCIAL RESOURCES TO SUCCESSFULLY COMPETE IN THE COMPUTER SOFTWARE INDUSTRY.

The computer software industry is intensively competitive. The Company, through its acquisition of Y3K, will compete with many companies that have an operating history, and greater financial resources, management experience and market share. There can be no assurance that the Company will be able to compete or capture adequate market share. The Company will not be profitable if it cannot compete successfully with other businesses.

THE COMPUTER SOFTWARE BUSINESS IS HIGHLY TECHNICAL AND THE COMPANY'S FAILURE TO OFFER NEW PRODUCTS TO THE MARKET MAY HARM ITS BUSINESS.

The Company will operate in a highly technical industry, which is characterized by frequent introductions of new products and services into the market. The Company's success will depend, in part, on Y3K's ability to offer new software products and to provide necessary support to customers.

THE COMPANY MAY HAVE DIFFICULTY RAISING ADDITIONAL CAPITAL.

The Company and Y3K currently have negligible unallocated working capital. In order for its business plan to succeed, the Company must raise additional financing through the sale of its equity. There is no assurance that the Company will be able to raise equity capital in an amount which is sufficient to continue operations. The Company does not presently have a credit line available with any lending institution. Any additional equity financing may involve the sale of additional shares of the Company's common stock or preferred stock on terms that have not yet been established.

THE COMPANY MAY ENCOUNTER RISKS ASSOCIATED WITH RAPID GROWTH.

The Company anticipates a period of rapid growth, which may place strains upon its management and operational resources. The Company's ability to manage growth effectively will require the Company to integrate successfully Y3K's business and administrative operations into one dynamic management structure.

THE COMPANY WILL ISSUE ADDITIONAL SHARES.

The Company presently has issued and outstanding 27,688,500 shares of common stock, the only class of stock of the Company for which shares have been previously issued. Upon completion of the Agreement, the Company will issue an additional 13,100,000 shares of common stock to the shareholders of Y3K and concurrently cancel 12,625,000 shares of restricted stock. At that time, the Company will have issued capital of 28,163,500 shares of common stock. The Company may issue additional shares of common for cash, services, or as further employee incentives. The issuance of additional shares of common stock may cause dilution in the Company's book value per share.

IT IS UNLIKELY THAT THE COMPANY PAY DIVIDENDS IN THE FORESEEABLE FUTURE.

No dividends on the Company's common stock have been declared or paid to date. The Company does not presently intend to pay dividends on shares for the foreseeable future, but intends to retain all earnings, if any, for use in the Company's business. There can be no assurance that dividends will ever be paid on the common stock of the Company.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

No court or governmental agency has assumed jurisdiction over any substantial part of the Company's business or assets.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company is retaining its certifying accountants.

ITEM 5. OTHER EVENTS

None.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

No directors have resigned due to a disagreement with the Company since the date of the last annual meeting of shareholders.

ITEM 7. FINANCIAL STATEMENTS

The audited financial statements of Y3K will be filed as part of an amended current report at a later date.

ITEM 8. CHANGE IN FISCAL YEAR

There has been no change in the Company's fiscal year.

Index to Exhibits

2.1 Acquisition Agreement dated as of August 21, 2001, between Zeballos Mining Company and Y3K, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Zeballos Mining Company
                                        a Nevada corporation


                                     By: /s/ Chris Paterson
                                        --------------------------------
                                        Chris Paterson

DATED:  August 31, 2001

Exhibit 2.1

                                   ACQUISITION AGREEMENT

            THIS AGREEMENT is dated for reference this 21st day of August, 2001.


BETWEEN:

            Y3K, INC., a company incorporated pursuant to the laws of the State of Washington and having an office located at 108 West Stewart Street, Pullayup, Washington, 98370;

            ("Y3K")

                                                               ON THE FIRST PART

AND

            ZEBALLOS MINING COMPANY, a company incorporated pursuant to the laws of Nevada and having an office located at Unit 34, 3387 King George Highway, Surrey British Columbia, Canada, V4P 1B7;

            ("Zeballos")

                                                              ON THE SECOND PART

WHEREAS:

A. Y3K is engaged in the business of developing and marketing enterprise software; and

B. Zeballos desires to purchase all the issued and outstanding shares of common stock in the capital of Y3K (the "Shares") on the terms and conditions hereinafter set forth;

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual agreements and covenants herein contained, the parties hereby covenant and agree as follows:

1.    Y3K'S REPRESENTATIONS

      Y3K hereby makes the following representations and warranties to Zeballos, each of which is true and correct on the date hereof and will be true and correct on the Closing Date, each of which shall be unaffected by any investigation made by Zeballos and shall survive the Closing Date:

     (a) The authorized capital of Y3K consists of 200,000,000 shares of common stock with nominal par value and 100,000,000 shares of preferred stock with nominal par value, of which 20,933,866 shares of common stock and 5,291,582 shares of preferred stock are issued as fully paid and non-assessable. Attached as Schedule 1 to this Agreement is a complete list of the shareholders of Y3K, each of whom is the registered holder and beneficial owner of the number of Shares set opposite his or her name. Other than as disclosed in the vesting schedule contained in
         Schedule 1 to this Agreement, there are no outstanding or authorized options, dividends, warrants, agreements, subscriptions, calls, demand or rights of any character relating to the capital stock of Y3K, whether or not issued, including, without limitation, securities convertible into or evidencing the right to purchase any securities of Y3K;

     (b) Y3K is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington and has all requisite corporate power and authority to own its property and operate its business as and where it is now being conducted;

     (c) Y3K is duly licensed or qualified and in good standing in the state of Washington, which is the sole jurisdiction in which the nature of Y3K's assets or the business conducted by Y3K makes qualification necessary;

     (d) Y3K has no subsidiaries and owns no interest in any corporation, partnership, proprietorship or any other business entity other than 10,000 shares of common stock in the capital of Humanicom, Inc. that Y3K owns;

     (e) Y3K's unaudited financial statements for the fiscal period ended December 31, 2000, attached hereto as Schedule 3 (the "Financial Statements"), have been prepared in accordance with United States generally accepted accounting principles and fairly represent Y3K's financial position at that date. Since the date to which the Financial Statements were prepared:

         (i) There has not been any material adverse change in the financial position, assets, liabilities, results of operations, business, prospects or condition, financial or otherwise, of Y3K or any damage, loss or other change in circumstances materially affecting the business or property of Y3K or its right or capacity to carry on business before or after the Closing Date;

         (ii)    Y3K has not waived or surrendered any right of material value;

         (iii)   The business of Y3K has been carried on in the ordinary course;
                 and

         (iv) Y3K has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any person, firm or corporation;

     (f) Y3K has good and marketable title to all of its assets free and clear of all mortgages, liens, pledges, charges, claims, leases, restrictions or encumbrances of any nature whatsoever, and subject to no restrictions with respect to transferability. All of Y3K's assets are in its possession and control;

     (g) Y3K has not given a power of attorney, which is currently in effect, to any person, firm or corporation for any purpose whatsoever;

     (h) Y3K has not entered into any other agreement or granted any option to sell or otherwise transfer any of its assets or its securities;

     (i) To the knowledge of Y3K, each contract, lease, license, commitment and agreement to which it is a party is in full force and effect and constitutes a legal, valid and binding obligation of all of the parties thereto. Y3K is not in default and has not received or given any notice of default, and to Y3K's knowledge, no other party thereto is in default, under any such contract, lease, license, commitment or other agreement or under any other obligation relating to Y3K's assets or its business;

     (j) Other than a claim by Capital Connection, Inc. against Y3K for $65,000 relating to a breach of contract dispute, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body involving Y3K. No suit, action or legal, administrative, arbitration or other proceeding or reasonable basis therefor, or, to the best of Y3K's knowledge, no investigation by any governmental agency pertaining to Y3K or its assets is pending or has been threatened against Y3K which could adversely affect the financial condition or prospects of Y3K or the conduct of the business thereof or any of Y3K's assets or materially adversely affect the ability of the shareholders of Y3K to consummate the transactions contemplated by this Agreement;

     (k) To its knowledge, Y3K has not infringed any patent or patent application, copyright or copyright application, trademark or trademark application or trade name or other proprietary or intellectual property right of any other person or received any notice of a claim of such infringement;

     (l) Y3K has the right to use all data and information necessary to permit the conduct of its business from and after the Closing Date, as such business is and has been normally conducted;

     (m) The Articles and Bylaws of Y3K permit it to carry on its present business and to enter into this Agreement;

     (n) The performance of this Agreement will not be in violation of the Articles or Bylaws of Y3K or any agreement to which Y3K is a party and will not give any person any right to terminate or cancel any agreement or any right enjoyed by Y3K and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the assets of Y3K;

     (o) Y3K holds all permits, licences, registrations and authorizations necessary for it to conduct its business;

     (p) Y3K is not in violation of any federal, state, municipal or other law, regulation or order of any government or regulatory authority;

     (q) Y3K has filed with the appropriate government agencies all tax or information returns and tax reports required to be filed, and such filings are substantially true, complete and correct;

     (r) All federal, state, municipal, foreign, sales, property or excise or other taxes whether or not yet due have been fully paid or adequately provided for;

     (s) The corporate records and minute books of Y3K contain complete and accurate minutes of all meetings of the directors and shareholders of Y3K held since incorporation;

     (t) All material transactions of Y3K have been promptly and properly recorded or filed in or with its respective books and records; and

     (u) Y3K has complied with all laws, rules, regulations and orders applicable to it relating to employment, including those relating to wages, hours, collective bargaining, occupational health and safety, employment standards and workers' compensation.

2.    ZEBALLOS'S REPRESENTATIONS

      Zeballos hereby makes the following representations and warranties to Y3K, each of which is true and correct on the date hereof and will be true and correct on the Closing Date, each of which shall be unaffected by any investigation made by Y3K and shall survive the Closing Date:

     (a) The authorized capital of Zeballos consists of 200,000,000 shares of common stock with par value of $0.001 each, of which 27,688,500 shares are issued as fully paid and non-assessable. There are no outstanding or authorized options, dividends, warrants, agreements, subscriptions, calls, demand or rights of any character relating to the capital stock of Zeballos, whether or not issued, including, without limitation, securities convertible into or evidencing the right to purchase any securities of Zeballos;

     (b) Zeballos is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own its property and operate its business as and where it is now being conducted;

     (c) Zeballos is in good standing with respect to its filings with the Nevada Secretary of State and the United States Securities & Exchange Commission;

     (d) Zeballos has no subsidiaries and owns no interest in any corporation, partnership, proprietorship or any other business entity;

     (e) Zeballos's audited financial statements for the fiscal year ended December 31, 2000, and its unaudited interim financial statements for the three month period ended March 31, 2001, as filed with the United States Securities & Exchange Commission (collectively, the "Zeballos Statements"), have been prepared in accordance with United States generally accepted accounting principles and fairly represent Zeballos's financial position at those respective dates. Since the date to which the Zeballos Statements were prepared:

         (i) There has not been any material adverse change in the financial position, assets, liabilities, results of operations, business, prospects or condition, financial or otherwise, of Zeballos or any damage, loss or other change in circumstances materially affecting the business or assets of Zeballos or its right or capacity to carry on business before or after the Closing Date;

         (ii) Zeballos has not waived or surrendered any right of material value;

         (iii) The business of Zeballos has been conducted in the ordinary course; and

         (iv) Zeballos has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any person, firm or corporation;

     (f) Zeballos has not entered into any other agreement or granted any option to sell or otherwise transfer any of its assets or its securities;

     (g) Zeballos is not a party to any contracts, leases, licenses, commitments and other agreements relating to its assets or its business;

     (h) There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body involving Zeballos. No suit, action or legal, administrative, arbitration or other proceeding or reasonable basis therefor, or, to the best of Zeballos's knowledge, no investigation by any governmental agency, pertaining to Zeballos or its assets is pending or has been threatened against Zeballos which could adversely affect the financial condition or prospects of Zeballos or the conduct of the business thereof or any of Zeballos's assets or materially adversely affect the ability of Zeballos to consummate the transactions contemplated by this Agreement;

     (i) The Articles and Bylaws of Zeballos permit it to carry on its present business and to enter into this Agreement;

     (j) The performance of this Agreement will not be in violation of the Articles or Bylaws of Zeballos or any agreement to which Zeballos is a party;

     (k) Zeballos is not in violation of any federal, state, municipal or other law, regulation or order of any government or regulatory authority;

     (l) Zeballos has filed with the appropriate government agencies all tax or information returns and tax reports required to be filed, and such filings are substantially true, complete and correct;

     (m) no federal, state, municipal, foreign, sales, property or excise or other taxes are payable by Zeballos;

     (n) The corporate records and minute books of Zeballos contain complete and accurate minutes of all meetings of the directors and shareholders of Zeballos held since incorporation;

     (o) All material transactions of Zeballos have been promptly and properly recorded or filed in or with its respective books and records;

     (p) Zeballos has filed all documents it was required to file with the National Association of Securities Dealers; and

     (q) Zeballos' shares are quoted for trading on the National Association of Securities Dealer's Over-The-Counter Bulletin Board.

3.    SALE OF SHARES

3.1 On the Closing Date, upon the terms and conditions herein set forth, Zeballos agrees to purchase a 100% undivided right, title and interest in and to the Shares in consideration of Zeballos issuing to each Shareholder his or her proportionate share of 13,100,000 restricted shares of common stock in the capital of Zeballos (the "Vend-In Stock").

4.    CLOSING

      The sale and purchase of the Share shall be closed at the office of Y3K at 10:00 A.M. (Tacoma time) on August 15, 2001 or on such other date or at such other place as may be agreed upon by the parties (the "Closing Date").

5.    ACTIONS BY THE PARTIES PENDING CLOSING

      From and after the date hereof and until the Closing Date, Y3K and Zeballos covenant and agree that:

     (a) Y3K and Zeballos, and their authorized representatives, shall have full access during normal business hours to all documents of Y3K and Zeballos and each party shall furnish to the other party or its authorized representatives all information with respect to the affairs and business of Y3K and Zeballos as the parties may reasonably request;

     (b) Y3K and Zeballos shall conduct their business diligently and substantially in the manner previously conducted and Y3K and Zeballos shall not make or institute any unusual or novel methods of purchase, sale, management, accounting or operation, except with the prior written consent of the other party. Neither Y3K nor Zeballos shall enter into any contract or commitment to purchase or sell any assets or engage in any transaction not in the usual and ordinary course of business without the prior written consent of the other party;

     (c) Without the prior written consent of the other party, neither Y3K nor Zeballos shall increase or decrease the compensation provided to its employees, officers, directors or agents;

     (d) Neither Y3K nor Zeballos will amend its Articles of Incorporation or Bylaws, or make any changes in its respective authorized or issued capital without the prior written approval of the other party;

     (e) Neither Y3K nor Zeballos shall act or omit to do any act, or permit any act or omission to act, which will cause a breach of any contract, commitment or obligation; and

     (f) Neither Y3K nor Zeballos will declare or pay any dividend or make any distribution, directly or indirectly, in respect of their respective capital stock, nor will they directly or indirectly redeem, purchase, sell or otherwise acquire or dispose of shares in their respective capital stock.

6.    CONDITIONS PRECEDENT TO ZEBALLOS'S OBLIGATIONS

      Each and every obligation of Zeballos to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by Zeballos:

     (a) The representations and warranties made by Y3K in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date;

     (b) Y3K shall have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by them by the Closing Date;

     (c) Y3K shall have obtained the necessary consent of its Shareholders to effect the transactions contemplated herein;

     (d) Y3K shall deliver to Zeballos:

         (i) a certified true copy of resolutions of Y3K's Board of Directors authorizing the transfer of the Shares from its

                 Shareholders to Zeballos, the registration of the Shares in the name of the Zeballos and the issuance of a share certificate representing the Shares in the name of the Zeballos;

         (ii) share certificates representing the Shares issued in the name of the shareholders of Y3K accompanied by duly executed Irrevocable Powers of Attorney to transfer the Shares to Zeballos; and

         (iii) A share certificate or certificates registered in the name of the Zeballos, signed by the President of Y3K, representing the Shares.

7.    CONDITIONS PRECEDENT TO Y3K'S OBLIGATIONS

      Each and every obligation of the Y3K and its Shareholders to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by the Y3K:

     (a) The representations and warranties made by Zeballos in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date;

     (b) Zeballos shall have performed and complied with all of its obligations under this Agreement which are to be performed or complied with by its by the Closing Date;

     (c) Zeballos shall deliver to Y3K:

         (i)     resignation of Christopher Paterson as a director of Zeballos;

         (ii) a certified true copy of resolutions of Zeballos's Board of Directors authorizing the issuance of the Zeballos Shares to the shareholders of Y3K and appointing James Stephens, Stanley Stone and Shannon Smith to the Board of Directors in place of Christopher Paterson; and

         (iii) share certificates representing the Zeballos Shares issued in the name of the shareholders of Y3K, in accordance with paragraph 3.1 herein, representing the Shares.

8.    FURTHER ASSURANCES

      The parties hereto covenant and agree to do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

9.    ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject of this Agreement.

10.   NOTICE

10.1 Any notice required to be given under this Agreement shall be deemed to be well and sufficiently given if delivered by hand, in the case of Y3K as follows:


          Y3K, Inc.
          108 West Stewart Street
          Pullayup, Washington
          98370

and in the case of the Zeballos addressed as follows:

          Zeballos Mining Company
          Unit 34, 3387 King George Highway
          Surrey, British Columbia, Canada
          V4P 1B7;

and any notice given as aforesaid shall be deemed to have been given when delivered.

10.2 Either party may time to time by notice in writing change its address for the purpose of this section.

11.   TIME OF ESSENCE

      Time shall be of the essence of this Agreement.

12.   TITLES

      The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

13.   SCHEDULES

      The schedules attached to this Agreement are incorporated into this Agreement by reference and are deemed to be part hereof.

14.   SEVERABILITY

      If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdictions, the validity, legality and enforceability of such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

15.   APPLICABLE LAW

      The situs of the Agreement is Tacoma, Washington, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with laws prevailing in the State of Washington. The parties hereto agree to attorn to the jurisdiction of the Courts of the State of Washington.

16.   ENUREMENT

      This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

      IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

THE CORPORATE SEAL of                     )
Y3K, INC. was hereunto affixed in the     )
presence of:                              )
                                          )
/s/ King Cole                             )                                (c/s)
--------------------------------          )
                                          )
--------------------------------          )

THE CORPORATE SEAL of                     )
ZEBALLOS MINING COMPANY                   )
was hereunto affixed in the presence of:  )
                                          )
/s/ Chris Paterson                        )                                (c/s)
--------------------------------          )

                                        Total at            Opts. at $0.40      Opts. at $0.20         36-month
                                        Closing             (not exercised)     (not exercised)     Vesting schedule    Warrants
-----------------------------------------------------------------------------------------------------------------------------------
Common Shareholders
-------------------
Caldwell                                 750,000                                                      250,000
Forbes                                 1,875,000
Haberman/Trustee                       3,000,000                                                    2,000,000
Neuman                                   500,000                                                      100,000
Richmond                                 750,000
Stephens                               1,250,000                                                    2,750,000
Stone                                  2,000,000                                                    2,000,000
Cole                                     500,000                                                    3,500,000
Springmeyer                              400,000                                                    2,000,000
Cox                                      562,500

Elmore                                                      116,667
Fay                                                           5,833
Fernandez                                                     2,000
Fitzsimmons                              307,292            192,708
Hulen                                                         8,750
Linkem                                   300,000            300,000
Lynott                                                        7,500
Maros                                                       547,000
O'Neill                                                       5,833
Rosselot                                                      6,667
Sakaguchi                                                    83,333
Shell                                                        14,278
Smith                                                        12,500
Stowe                                                         6,667
Wheeler                                                     214,225
Wilson                                   300,000            300,000

Barghausen, Tom                           12,500
Brunaugh, Rick                            12,500
Dunn, Jim                                 75,000
Falkner, Glenn                            25,000
Karunga/Griss                            100,000
Keehnel, Sheldon                           5,000
Kleinwachter                              30,000
Korstvedt                                  1,000
Eric                                       5,000
Martin,Lynn                                2,200
Shangobumni                               25,000
Shapiro                                   27,500
Stephens, Jennifer                         1,500
Verocom                                  211,663
Shannon Smith                            500,000                                                    1,500,000
Pacific Northwest Investors LLC        1,009,838
Allision, D.                                                                    150,000
Irwin                                                                            73,000

Preferred Shareholders
Allison D.                               250,000
Allison L.                                25,000
Anderson                                  25,000
Barghausen                                50,000
Barghausen Consulting Engineers, Inc.     25,000
Betts                                     25,000
Blue                                      37,500
Bodine                                    37,500
Booth                                     31,250
Brown                                     77,500
Brunaugh                                  10,000
Burrows                                   27,500
Busby                                     50,000
Cerone                                   125,000
Chadek                                    18,750
Christianson/O'Donnell                    62,500
Cole                                      25,000

                                        Total at            Opts. at $0.40      Opts. at $0.20         36-month
                                        Closing             (not exercised)     (not exercised)     Vesting schedule    Warrants
-----------------------------------------------------------------------------------------------------------------------------------
Comer                                     37,500
Cournoyer                                 25,000
Cox                                      125,000
Dc Ventures, LLC                         100,000
Day                                       25,000
Dille                                     25,000
Diviney                                        0
Dozal                                     50,000
Doman                                     60,000
Dupleich                                  37,500
Emmons                                    12,500
Elmore                                    62,500
Ehnat                                     25,000
Fay                                       25,000
Fletcher                                  25,000
Franich                                   25,000
Franks                                   250,000
Fulford                                   25,000
Godtfredsen                               62,500
Golden                                    25,000
Goniu                                     25,000
Griffis                                   30,000
Hackett                                   25,000
Harrison                                  25,000
Harshfeld                                 37,500
Hill                                     106,250
Irwin                                     62,500
Irwin                                     37,500
Janaszak                                  17,500
Johns                                     28,750
Johnson                                   25,000
Johnson                                   12,500
Jorgenson                                 50,000
Josie                                     25,000
Kelley                                    25,000
Kelly                                     25,000
Kleinwachter                             125,000
Kriens                                    12,500
Lakeside Capital Management, L.L.C.       25,000
Leonard                                   25,000
Linkem                                    25,000
Linkem                                    44,166
Mall the Way to IPO, LLC                 623,750
Manning                                   50,000
Marburger                                 25,000
Massman                                   25,000
McEachern                                 cancel
Meason                                    25,000
Merlino                                  112,500
Merrill                                   37,500
Mezek                                     12,500
Mount,G.                                  25,000
Mount,E.                                  25,000
Mutter                                    25,000
Myers                                     25,000
Parker                                    17,500
Parker                                    16,666
Parker Family LLC                         12,500
Pelzel                                    52,500
Pendleton                                 25,000
Peterson                                  25,000
Potter                                    30,000
Powell                                    50,000
Priidik                                   37,500
Redfield                                  90,750
Roemer                                    25,000
Rohlff                                    37,500
Roosna                                    25,000
Rothschiller                              37,500

                                        Total at            Opts. at $0.40      Opts. at $0.20         36-month
                                        Closing             (not exercised)     (not exercised)     Vesting schedule    Warrants
-----------------------------------------------------------------------------------------------------------------------------------
Rottle                                    25,000
Rottle                                    12,500
Sanford                                   25,000
Sartell                                   50,000
Schoenfeld                                25,000
Scott                                     37,500
Sherer                                   100,000
Sigmar                                    12,500
Smith                                     25,000
Spier/Rovzar                             125,000
Stowe Bryan                              250,000
Stowe Nikole                              10,000
Stowe Jason                               10,000
Stowe Linda                              150,000
Stueve                                    37,500
Suznevich                                 50,000
Taylor                                    12,500
Terhune                                   50,000
Tindal                                    25,000
Vance                                     60,000
Vanderschelden                            75,000
VanHorn                                   25,000
VonSchmauder                              50,000
Vrooman                                   25,000
Wagner                                    25,000
Walker                                    12,500
Walker                                    12,500
Ward                                     100,000
Weaver                                    50,000
Wien                                      25,000
Wilson                                    17,500
Wilson, Jim                               25,000
Wilson                                    12,500
Wilson                                    20,000
Wofford                                   65,000
Yoder-Sparling LLC (E. Gerald Yoder,
Raymond L. Sparling)                      50,000
Mall the Way LLC redundancy             -623,750
-----------------------------------------------------------------------------------------------------------------------------------
Common Shares Total                   14,326,830           1,823,961           223,000            14,100,000        211,663
Preffered Shares Total                 5,291,582
===================================================================================================================================
TOTAL SHARES ISSUED (as of 8/9/2001)  19,618,412